Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hudson Technologies, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
R. Buscemi, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                        /s/ James R. Buscemi
                                                        ------------------------
                                                        James R. Buscemi
                                                        Chief Financial Officer

                                                        August 14, 2003

A signed original of this written statement required by Section 906 has been provided to Hudson Technologies, Inc. and will be retained by Hudson Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.